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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2001

                               SYNERGY 2000, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                        0-24640                        64-0872630
    --------                        -------                        ----------
(State or other                    (Commission                  (I.R.S. Employer
 jurisdiction of                   File Number)                  Identification
 incorporation)                                                      Number)

         30 North Raymond Avenue, Suite 804, Pasadena, California, 91103
         ---------------------------------------------------------------
(Address of Principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (626) 792-8600
                                                    --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 16, 2001, Synergy 2000, Inc., (the "Company") acquired Convert-Tech, Inc. ("CTI"), a closely-held technology solutions provider by means of a merger with a newly-formed, wholly-owned subsidiary of the Company. CTI is a provider of Internet-based solutions that enable e-commerce in an effort to streamline and automate the insurance distribution, policy servicing and review process. CTI's software applications (including wireless applications) and professional services offerings are designed to meet the evolving needs of carriers, distributors and buyers of insurance.

         In connection with this acquisition, CTI stockholders received five million shares of the Company's Common Stock. As a result of this transaction, Charles R. Cronin, Jr., a director of the Company, and his affiliates are the record and beneficial owners of approximately 25% of the Company's capital stock.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. The financial statements of Convert-Tech, Inc. will be filed by amendment on or before December 28, 2001.

         (b) Pro Forma Financial Information. Pro-forma financial information will be filed by amendment on or before December 28, 2001.

         (c) Exhibits

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Exhibit Number    Description                      Location
--------------    -----------                      --------

10.1     Agreement and Plan of Reorganization by   Filed herewith electronically
         and among the Registrant, Infinity
         Technology Solutions, Inc, and
         Convert-Tech, Inc. dated October 16, 2001

10.2     Employment Agreement between the          Filed herewith electronically
         Registrant and Charles R. Cronin, Jr.
         dated October 16, 2001

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SYNERGY 2000, INC.
                                            ------------------
                                              (Registrant)

Date:    October 30, 2001.                  By:  /s/ Eli Dabich, Jr.
                                                --------------------------------
                                                Eli Dabich, Jr.,
                                                Chief Operating Officer

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SYNERGY 2000, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibits        Page

10.1 Agreement and Plan of Reorganization by and among the Registrant, Infinity Technology Solutions, Inc. and Convert-Tech, Inc.
       dated October 16, 2001
10.2 Employment Agreement between the Registrant and Charles R. Cronin, Jr. dated October 16, 2001